Other liabilities	12 Months Ended
Dec. 31, 2022
Other liabilities [abstract]
Other liabilities
16 Other liabilities

Other liabilities by type
In EUR million	2022	2021
Net defined benefit liability	139	227
Other post-employment benefits	29	72
Other staff-related liabilities	633	612
Share-based payment plan liabilities	3	4
Other taxation and social security contributions	365	409
Rents received in advance	30	19
Costs payable	2,016	2,016
Amounts to be settled	6,715	5,082
Lease liabilities	1,174	1,220
Other	2,543	3,178
	13,646	12,839
Disclosures in respect of Net defined benefit liabilities are provided in Note 36 'Pensions and other post-employment benefits'.
Other staff-related liabilities includes vacation leave provisions, variable compensation provisions, jubilee provisions, and disability/illness provisions.
Amounts to be settled includes primarily transactions not settled at the balance sheet date. The nature of these transactions is short term and have settled after the closing date of the balance sheet.
Lease liabilities relate to right-of-use assets. Disclosures in respect to right-of-use assets are provided in Note 9 'Property and equipment'. The total cash outflow for leases in 2022 was EUR 296 million (2021: EUR 301 million).
The line other relates mainly to balances on margin accounts or amounts payable to customers and includes the remaining EUR 297 million obligation to the shareholders regarding the share buyback programme.